Share-based compensation expense - Schedule of Fair Value Assumptions For Options Granted (Details) $ / shares in Units, $ in Thousands	3 Months Ended
	Mar. 31, 2023 USD ($) shares $ / shares	Mar. 31, 2022 USD ($) shares $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Expected dividends | $	$ 0	$ 0
Minimum
Disclosure of terms and conditions of share-based payment arrangement [line items]
Weighted average share price (in USD per share)	$ 1.99	$ 14.00
Strike price (in USD per share)	$ 1.99	$ 14.00
Expected volatility, in %	75.00%	70.00%
Award life, in years | shares	6.08	6.08
Risk-free interest rate, in %	339.00%	1.46%
Maximum
Disclosure of terms and conditions of share-based payment arrangement [line items]
Weighted average share price (in USD per share)	$ 5.45	$ 19.69
Strike price (in USD per share)	$ 5.45	$ 19.69
Expected volatility, in %	80.00%
Risk-free interest rate, in %	4.13%	1.73%